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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D. C. 20549


                                   FORM 8-K/A


                          AMENDMENT NO. 1 TO FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 1, 2001
                                                        ------------------

                            KRUG INTERNATIONAL CORP.
                            ------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             OHIO                        1-12607                 31-0621189
             ----                        -------                 ----------
(STATE OR OTHER JURISDICTION          (COMMISSION            (I.R.S.  EMPLOYER
      OF INCORPORATION)               FILE NUMBER)           IDENTIFICATION NO.)


            900 CIRCLE 75 PARKWAY SUITE 1300, ATLANTA, GEORGIA 30339
            --------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE   770-933-7000
                                                           --------------



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On February 1, 2001, SunLink Healthcare Corp., a 100% owned subsidiary of KRUG International Corp., acquired through a stock purchase six community hospitals and related businesses from NHS, Inc. for approximately $30,000,000. The purchase price was funded with approximately $3,500,000 cash from internally available funds, $4,000,000 of short-term debt from Fulcrum Advisory LLC, Geneva Associates Merchant Banking Partners I L.L.C. and Crumpler Investment Management Co., L.L.C., $19,000,000 face amount of seller financing and the assumption of certain liabilities estimated to be $3,500,000. The seller financing consists of a $2,000,000 million zero coupon note due in 2003 and a $17,000,00 balloon note due in 2006. The purchase price is subject to adjustment for, among other things, certain changes in the amount of working capital at closing.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of the businesses acquired -

                           The combined financial statements of the six acquired community hospitals and related businesses (NetCare Facilities) for the years ended December 31, 2000, 1999 and 1998 (incorporated by reference to Exhibit 99.1 of this Report on Form 8-K/A).

         (b)      Pro forma financial information -

                           The required unaudited condensed consolidated pro forma financial statements of KRUG International Corp. and Subsidiaries, giving effect to the sale of Klippan Limited and the purchase of the six community hospitals as if the two transactions had occurred on December 31, 2000, as to the balance sheet, and on April 1, 1999, as to the income statements (incorporated by reference to Registrant's Report on Form 8-K/A filed April 16,
                           2001).

         (c)      Exhibits -

                  10.1 The Stock Acquisition Agreement by and between NHS, Inc. and SunLink HealthCare Corp. dated as of January 31, 2001 (incorporated by reference to
                           Exhibit 10.1 of Registrant's Report on Form 8-K filed February 16, 2001).

                  99.1 The combined financial statements of NetCare Facilities for the years ended December 31, 2000, 1999 and 1998.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          KRUG International Corp.



Date: April 17, 2001

                                          By: /s/ Mark J. Stockslager
                                              ---------------------------------
                                                  Mark J. Stockslager
                                                  Principal Accounting Officer


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